UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: April 25, 2007

(Date of earliest event reported)

NAUTILUS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16400 SE Nautilus Drive

Vancouver, Washington 98683

(Address of principal executive offices and zip code)

(360) 859-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAUTILUS, INC.

FORM 8-K

Item 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 25, 2007, Nautilus, Inc. issued a press release announcing first quarter 2007 earnings results and announcing earnings estimates for the second quarter of 2007. A copy of the press release is attached as Exhibit 99.1.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
99.1	Nautilus, Inc. Press Release, dated April 25, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

April 25, 2007	By:	/s/ William D. Meadowcroft
(Date)		William D. Meadowcroft, Chief Financial
Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Nautilus, Inc. Press Release, dated April 25, 2007.